EXHIBIT 4.1


               NO. [certificate number]                                                 [number of shares]      SHARES
                                                                                        ------------------------------
                                                                                                    [CUSIP]

                                                    TRUSTCOMPANY BANCORP
                                  INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

                                                    THIS CERTIFIES THAT

                      [NAME]                          IS THE OWNER OF              [number of shares written in words and numbers]
-------------------------------------------------                      -------------------------------------------------------------

                                             FULLY PAID AND NONASSESSABLE SHARES OF
                                          COMMON STOCK, $2.00 PAR VALUE PER SHARE, OF

                                                      TRUSTCOMPANY BANCORP


(the "Corporation"), a corporation formed under the laws of the State of New Jersey. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his or her dully authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. The shares represented by this Certificate are not insured by the Federal Deposit Insurance Corporation or by any other government agency.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


[corporate seal]                        By:  [Signature]                          By:  [Signature]
                                             --------------------------------          ------------------------------------
                                             Corporate Secretary                       President


                            [back of the certificate]

                              TRUST COMPANY BANCORP

The shares represented by this Certificate are issued subject to all the provisions of the Certificate of Incorporation and By-Laws of TRUSTCOMPANY BANCORP (the "Corporation") as from time to time amended (copies of which are on file at the principal office of the Corporation), to all of which the holder by acceptance hereof assents.

The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Corporation or to its transfer agent and registrar.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -   as tenants in common                    UNIF GIFT MIN ACT -                   Custodian
                                                                                       ----------              ----------
TEN ENT          -   as tenants by the entireties                                       (Cust)                  (Minor)
JT TEN           -   as joint  tenants  with  the  right of
                     survivorship  and not as  tenants  in                             Under Uniform Gifts to Minors
                     common                                                            Act__________________________
                                                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________________ hereby sell(s), assign(s) and transfer(s) unto __________________________________ ____________
shares of Common Stock evidenced by this Certificate, and do(es) hereby irrevocably constitute(s) and appoint(s) _____________________ as Attorney, to transfer the said shares on the books of the herein named Corporation, with full power of substitution.

Date: ____________________          Signature _____________________________

                                    Signature _____________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of the Certificate, in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatsoever.